[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Exhibit 10.41

AMENDMENT NO: 2

TO THE CONTRACT MANUFACTURING AGREEMENT

This Amendment No: 2 to the Contract Manufacturing Agreement (“Amendment 2”) is made effective as of November 17, 2016 (“Amendment 2 Effective Date”) by and between

(1) Alder BioPharmaceuticals, Inc., a company incorporated in Delaware, with its principal office at 11804 North Creek Parkway South, Bothell, WA 98011 U.S.A. (“Alder”), and

(2) Sandoz GmbH, a company incorporated in Austria, with its office at Biochemiestrasse 10, A-6250 Kundl, Austria (“Sandoz”).

WHEREAS

(A) The Parties entered into a Contract Manufacturing Agreement effective as of May 4, 2015 (the “Agreement”); and

(B) Alder has requested and Sandoz has agreed to perform an ALD403 Mock Run (defined below) subsequent to the Demonstration Lot Campaign (DLC), and the parties wish to amend the Agreement in order to expand the scope of work under the Agreement to include such ALD403 Mock Run to be performed by Sandoz;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Alder and Sandoz agree as follows:

Capitalized terms used in this Amendment 2, but not otherwise defined, have the meaning ascribed to them in the Agreement.  The parties agree that the Agreement is amended to include, as Schedule 14, the Schedule 14 that is attached to this Amendment 2, and the “List of Schedules” following the signature page of the Agreement is amended accordingly.  The parties further agree that the Agreement is amended as follows:

1.Definitions:

The definitions set forth below are added to Clause 1 (Definitions) of the Agreement:

“ALD403 Mock Run” means certain [***] production activities carried out at [***] scale related to the characterization of the downstream process as described in Clause 1.2 of Amendment 2 and as further described in Schedule 14, which are “Services” to be performed by Sandoz under this Agreement.

“Amendment 2” means that certain Amendment No: 2 to the Contract Manufacturing Agreement between the parties dated effective as of November 17, 2016, which amends this Agreement.

2. ALD403 Mock Run.  The title of Clause 5 of the Agreement is amended from “Demonstration Lot Campaign (DLC); Process Characterization Activities” to “Demonstration Lot Campaign (DLC); ALD403 Process Characterization Activities; ALD403 Mock Run”, and the following Clauses are added to Clause 5:

5.3. (1)Sandoz hereby undertakes to perform the ALD403 Mock Run, as described in this Section 5.3(1) and Schedule 14.

5.3.(2) Sandoz shall provide a draft protocol for ALD403 Mock Run which shall be reviewed and approved by Alder. After approval of the protocol, Sandoz shall complete the ALD403 Mock Run. Upon completion of the ALD403  Mock Run, Sandoz shall provide a written report to Alder for Alder’s approval describing  in reasonable detail to what extent the agreed targets as set out in the ALD403 Mock Run protocol have been reached.

5.3.(3) In consideration of the performance of the ALD403 Mock Run and attainment of the deliverables specified in the relevant protocols or as specified in Schedule 14, Alder shall pay to Sandoz [***] as defined in Schedule 14.

5.3.(4)If Alder cancels the ALD403 Mock Run, a cancellation fee of [***] -- will be charged.

5. 3.(5) An invoice for the ALD403 Mock Run shall be submitted to Alder upon delivery of that certain written draft report to Alder according to Clause 5.3.(3).

3. Reference to and Effect on the Agreement.

On and after the Amendment 2 Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby.  No reference to this Amendment 2 need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended hereby.

4. Miscellaneous; Counterparts

All other terms and conditions of the Agreement remain unchanged and are in full force and effect. In the event of any conflict between the terms of this Amendment 2 and the terms of the Agreement, the terms of this Amendment 2 shall control.  The Agreement (including the exhibits and schedules attached thereto and referenced therein), as amended by this Amendment 2 (including the schedule attached hereto and referenced herein), constitutes the full understanding of the parties and is the final and complete expression of their agreement with respect to the specific subject matter thereof and hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter.  No modification or alteration of any of the terms of this Amendment shall be of any effect unless in writing, signed by both parties.  This Amendment 2 is governed by and shall be construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflict of law principles thereof.  This Amendment 2 may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Any such counterpart may contain one or more signature pages.  This Amendment 2 may be executed by facsimile signature pages.

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[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have caused this Amendment 2 to be executed and delivered on the date first written above.

Sandoz GmbH	Alder BioPharmaceuticals, Inc.
Date:	Date:
By:	By:
Name: Title:	Name: Title:

Sandoz GmbH
Date:
By:
Name: Title:

List of Schedules

Schedule 14                   ALD403 Mock Run

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 14ALD403 Mock Run

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.